ALLIANCE FUNDING COMPANY
                   BY SUPERIOR BANK - FSB SERVICING DIVISION
                              DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE

                                 1999-1 GROUP 1

     IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT
                          DATED AS OF FEBRUARY 1, 1999,
          SUPERIOR BANK - FSB SERVICING DIVISION REPORTS THE FOLLOWING
                 INFORMATION PERTAINING TO SERIES 1999-1 GROUP 1
                    FOR AUGUST 25, 1999, THE REMITTANCE DATE.

                        DUE PERIOD ENDED: AUGUST 1, 1999
    ============================================================================

  1 Total Actual Principal Collections                        2,431,596.05
  2 Total Permanent Buydown Companion Principal                  14,354.07
  3 Total Actual Interest Collections                         2,272,730.38
  4 Less Service Fees Service Fees Previously Remitted          138,262.17
  5 Additional Proceeds                                               0.00
                                                              ------------
  6   Total Collections:                                      4,580,418.33

  7 Pre-Funding Account Transfer                                      0.00
  8 Interest Coverage Account Transfer                                0.00
  9 Deferred Interest Coverage Account Transfer                       0.00
                                                              ------------
 10   Aggregate Amount Received:                              4,580,418.33

    Monthly Advances

 11 Interest Advance                                            108,174.18
 12 Compensating Interest                                         9,165.33
 13 Amounts Held for Future Distributions                             0.00
 14 Cross Collateral Deposit                                          0.00
 15 Reserve Withdrawal per Sec. 6.14c                                 0.00
                                                              ------------
 16   Available Remittance Amount:                            4,697,757.84

 17 Service Fees                                                      0.00
 18 Expense Account Deposit:                                      2,160.82
                                                              ------------
 19   Adjusted Remittance Amount:                             4,695,597.02

    Remaining Amount Available:

 20     Adjusted Remittance Amount                            4,695,597.02
 21     Insured Payments                                              0.00
 22     Monthly Premium @ 20 bp
          due Certificate Insurer                                43,216.40
 23     Cross Collateral Withdrawal                                   0.00
 24     Class Remittance Amounts                              4,652,380.62
 25     Non-Recoverable Advances not
          Previously Reimbursed                                       0.00
                                                              ------------
    Total Remaining Amount Available:                                 0.00
                                                              ============
    Amount of Reimbursements Pursuant to Sec. 5.04
 26   Servicing Fee                                                   0.00
 27   Monthly Advances and Servicer Advances                          0.00
 28   Other Mortgage Payments                                         0.00
 29   Interest Earned on P&I Deposits                                 0.00
 30   Additional Servicing Compensation                               0.00
   =============================================================================

                                           ALLIANCE FUNDING COMPANY
                                   BY SUPERIOR BANK - FSB SERVICING DIVISION
                                              DESIGNATED SERVICER
                                            SERVICER'S CERTIFICATE

                                                1999-1 GROUP 1

                    IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT
                                         DATED AS OF FEBRUARY 1, 1999,
                         SUPERIOR BANK - FSB SERVICING DIVISION REPORTS THE FOLLOWING
                                INFORMATION PERTAINING TO SERIES 1999-1 GROUP 1
                                   FOR AUGUST 25, 1999, THE REMITTANCE DATE.

                                       DUE PERIOD ENDED: AUGUST 1, 1999
   ===========================================================================================================
                                                                 TOTAL             CLASS 1A           CLASS R
                                                            --------------     --------------        ---------
 31 Loans Outstanding--BOM                                            4445
 32 Original Loan Balance                                   268,619,604.13     268,619,604.13
 33 Original Permanent Buydown Companion Loan Balance           839,836.32         839,836.32
 34 Pre-Funding Account Balance                                       0.00               0.00
 35 Initial Overcollateralization                             7,715,071.31       7,715,071.31
 36 Realized Losses, LTD                                              0.00               0.00
 37 Permanent Buydown Companion Loan Losses, LTD                      0.00               0.00
 38 Carryforward Amount                                               0.00               0.00
 39 Aggregate Unpaid Principal Balance of Delinquent
      Loans Repurchased per Sec. 5.11                                 0.00               0.00
                                                            --------------------------------------------------
 40 Total Class Principal Balance                           261,744,369.14     261,744,369.14
 41     Pool Factor per Loan Balance                            97.6798560%        97.6798560%
 42     Pool Factor per Class Balance                           95.1797706%        95.1797706%
 43 Excess Spread                                                     0.00                              0.00
 44 Cross Collateral Withdrawal                                       0.00                              0.00
 45 Cross Collateral Deposit                                          0.00               0.00
 46 Additional Principal due Class A                            975,414.01         975,414.01
 47 Interest Remittance @ Pass-Through Rates                  1,231,016.49       1,231,016.49

    PRINCIPAL ADDITIONS:

 48       Number of loans                                                0                  0
 49       Transfers from Pre-Funding Account                          0.00               0.00

    PRINCIPAL REDUCTIONS:
 50       Prepayments--Number                                           38                 38
 51       Prepayments--Dollar                                 2,148,368.73       2,148,368.73
 52       Delinquent Loans Repurchased--Number                           0               0.00
 53       Delinquent Loans Repurchased--Dollar                        0.00               0.00
 54       Net Liquidation Proceeds                                    0.00               0.00
 55       Curtailments                                           29,305.25          29,305.25
 56       Normal and Excess Payments                            253,922.07         253,922.07
    Permanent Buydown Companion Principal                        14,354.07          14,354.07
 57       Pre-Funding Account Transfer                                0.00               0.00
                                                            --------------------------------------------------
 58 Total Principal Remittance                                2,445,950.12       2,445,950.12
 59 Additional Principal Reduction                              975,414.01         975,414.01
                                                            --------------------------------------------------
 60 Total Remittance                                          4,652,380.62       4,652,380.62           0.00
                                                            ==================================================
 61 Current Month Realized Loss--Number                                  0                                 0
 62 Current Month Realized Loss--Dollar                               0.00                              0.00
 63 Current Month Permanent Buydown Companion Loan
        Realized Loss--Dollar                                         0.00                              0.00

    CLASS PRINCIPAL BALANCE--EOM

 64 Loans Outstanding--EOM                                            4407
 65 Closing Loan Balance                                    266,188,008.08     266,188,008.08
 66 Closing Permanent Buydown Companion Loan Balance            825,482.25         825,482.25
 67 Pre-Funding Account Balance                                       0.00               0.00
 68 Additional Principal Reduction, LTD                       8,690,485.32       8,690,485.32
 69 Realized losses, LTD                                              0.00               0.00
 70 Permanent Buydown Companion Loan Losses, LTD                      0.00
 71 Aggregate Unpaid Principal Balance of Delinquent
 72   Loans Repurchased per Sec. 5.11                                 0.00               0.00
                                                            --------------------------------------------------
 73 Total Class Principal Balance                           258,323,005.01     258,323,005.01
 74   Pool Factor per Loan Balance                              96.7956393%        96.7956393%
 75   Pool Factor per Class Balance                             93.9356382%        93.9356382%
   ===========================================================================================================

                                           ALLIANCE FUNDING COMPANY
                                   BY SUPERIOR BANK - FSB SERVICING DIVISION
                                              DESIGNATED SERVICER
                                            SERVICER'S CERTIFICATE

                                                1999-1 GROUP 1

                    IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT
                                         DATED AS OF FEBRUARY 1, 1999,
                         SUPERIOR BANK - FSB SERVICING DIVISION REPORTS THE FOLLOWING
                                INFORMATION PERTAINING TO SERIES 1999-1 GROUP 1
                                   FOR AUGUST 25, 1999, THE REMITTANCE DATE.

                                       DUE PERIOD ENDED: AUGUST 1, 1999
   =============================================================================================================
                                                               TOTAL            CLASS A-1
                                                           --------------     --------------
 76 Weighted Note Rate--THIS Remittance                    10.71004%
 77 Weighted Note Rate--NEXT Remittance                    10.70710%

 78 Related Remittance Period for Libor Rate                26-Jul-99             thru           24-Aug-99
 79 Days in Related Period                                     30

 80 Pass-Through Rates                                                          5.64375%

 81 Weighted Average Remaining Term                          247.41

 82 Original Pool--Principal Balance                       168,415,194.04     168,415,194.04
 83 Original Pool--Permanent Buydown Companion Balance         907,775.49         907,775.49
 84 Original Pool--Pre-Funding Account                     108,384,000.73     108,384,000.73
 85 Original Pool--Additional Principal Reduction            2,706,970.26       2,706,970.26
                                                           ---------------------------------------
 86 Original Pool Total                                    275,000,000.00     275,000,000.00
 87 Original Pool--Number of Loans                           2782

----------------------------------------------------------------------------------------------------------------

    CLASS A OVERCOLLATERALIZATION RECONCILIATION
                                                            Beg. of Month     Current Month      End of Month
                                                            --------------------------------------------------
 88 Additional Principal Reduction, LTD                       7,715,071.34        975,414.01      8,690,485.35
 89 Cross Collateral Deposits                                         0.00              0.00              0.00
 90 Realized Losses, LTD                                              0.00              0.00              0.00
 91 Permanent Buydown Companion Loan Losses, LTD                      0.00              0.00              0.00
                                                            ----------------------------------------------------
 92 Overcollateralization of Principal                        7,715,071.34        975,414.01      8,690,485.35
                                                            ====================================================

 93 Base Overcollateralization Required                                                          16,331,152.49
 94 Required Overcollateralization Amount                                                        16,331,152.49


    CURRENT MONTH SUBORDINATED AMOUNT                       Beg. of Month     Current Month      End of Month
                                                            ----------------------------------------------------
 95 Original Subordinated Amount                             33,741,821.84         N/A           33,741,821.84
 96 Less: Cumulative Realized Losses (excluding
      Permanent Buydown Companion Loans)                              0.00              0.00              0.00
 97 Plus: Cumulative Additional Proceeds                              0.00              0.00              0.00
                                                            ----------------------------------------------------
 98 Current Subordinated Amount                              33,741,821.84                        33,741,821.84
                                                            ====================================================

    NONRECOVERABLE ADVANCE RECONCILIATION

 99 Beginning of Month                                                                  0.00
100 Current Month Unpaid Nonrecoverable Advance                                         0.00
101 Less: Current Month Reimbursement                                                   0.00
                                                                              --------------
102 End of Month                                                                        0.00
   =============================================================================================================

                            ALLIANCE FUNDING COMPANY
                   BY SUPERIOR BANK - FSB SERVICING DIVISION
                              DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE

                                 1999-1 GROUP 1

     IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT
                          DATED AS OF FEBRUARY 1, 1999,
          SUPERIOR BANK - FSB SERVICING DIVISION REPORTS THE FOLLOWING
                 INFORMATION PERTAINING TO SERIES 1999-1 GROUP 1
                    FOR AUGUST 25, 1999, THE REMITTANCE DATE.

                        DUE PERIOD ENDED: AUGUST 1, 1999
   =============================================================================
                                                                      CLASS
                                                  TOTAL                 A1
                                             -----------------------------------
103 Total Class Principal - Original Pool    $275,000,000.00     $275,000,000.00
104 Interest Remittance Amount                  1,231,016.49        1,231,016.49
105 Interest Rate Factor / 1000                     4.476424            4.476424

106 Total Principal Collections                 2,445,950.12        2,445,950.12
107 Prefunding Account Transfer                         0.00                0.00
108 Additional Principal Reduction                975,414.01          975,414.01
                                             ---------------     ---------------
109 Principal Remittance Amount                 3,421,364.13        3,421,364.13
110 Principal Payment Factor/1000                  12.441324           12.441324
111 Principal Factor                              939.356381          939.356381

112 Prior  Month Principal Factor                 951.797705          951.797705


   =============================================================================

                            ALLIANCE FUNDING COMPANY
                   BY SUPERIOR BANK - FSB SERVICING DIVISION

                               DESIGNATED SERVICER

                             SERVICER'S CERTIFICATE
                                 1999-1 GROUP 2

IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT DATED AS
 OF FEBRUARY 1, 1999 AND THE INSURANCE AGREEMENT DATED AS OF FEBRUARY 1, 1999,
    SUPERIOR BANK - FSB SERVICING DIVISION REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1999-1 GROUP 2 FOR AUGUST 25, 1999 THE REMITTANCE DATE.

                          PERIOD ENDED: AUGUST 1, 1999
   =============================================================================

  1 Total Actual Principal Collections                        4,263,013.20
  2 Total Actual Interest Collections                         1,909,912.23
  3   Less: Service Fees Previously Remitted                    120,202.90
  4 Additional Proceeds                                               0.00
                                                              ------------
  5   Total Collections:                                      6,052,722.53

  6 Pre-Funding Account Transfer                                      0.00
  7 Interest Coverage Account Transfer                                0.00
    Deferred Interest Coverage Account Transfer                       0.00
                                                              ------------
  8 Aggregate Amount Received:                                6,052,722.53

    Monthly Advance
  9   Interest Advance                                          145,882.28
 10   Compensating Interest                                      15,618.17
 11   Amounts Held for Future Distributions                           0.00
 12 Reserve Withdrawal Per Sec. 6.08 VII                              0.00
                                                              ------------
 13 Available Remittance Amount:                              6,214,222.98

 14   Less: Service Fees                                              0.00
 15   Less: Expense Account Deposit                               1,893.32
 16   Cross Collateral Deposit                                        0.00
                                                              ------------
 17 Adjusted Remittance Amount:                               6,212,329.66

    Remaining Amount Available:

 18   Adjusted Remittance Amount                              6,212,329.66
 19   Insured Payments                                                0.00
 20     Monthly Premium @ 20 bp
          due Certificate Insurer                                 7,866.39
 21   Class Remittance Amounts                                6,174,463.27
 22   Cross Collateral Withdrawal                                     0.00
 23   Non-Recoverable Advances not
        Previously Reimbursed                                         0.00
                                                              ------------
 24 Total Remaining Amount Available:                                (0.00)
                                                              ============

    Amount of Reimbursements Pursuant to Sec. 5.04
 25   Servicing Fee                                                   0.00
 26   Monthly Advances and Servicer Advances                          0.00
 27   Other Mortgage Payments                                         0.00
 28   Interest Earned on P&I Deposits                                 0.00
 29   Additional Servicing Compensation                               0.00
   =============================================================================

                                            ALLIANCE FUNDING COMPANY
                                    BY SUPERIOR BANK - FSB SERVICING DIVISION
                                               DESIGNATED SERVICER
                                             SERVICER'S CERTIFICATE

                                                 1999-1 GROUP 2

                     IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT
                                          DATED AS OF FEBRUARY 1, 1999,
                          SUPERIOR BANK - FSB SERVICING DIVISION REPORTS THE FOLLOWING
                                 INFORMATION PERTAINING TO SERIES 1999-1 GROUP 2
                                    FOR AUGUST 25, 1999, THE REMITTANCE DATE.

                                        DUE PERIOD ENDED: AUGUST 1, 1999
   ==============================================================================================================
                                                                   TOTAL            CLASS 2-A            CLASS R
                                                               --------------     --------------        ---------
 30       Number of Loans                                             2344
 31 Original Principal Balance                                 239,918,680.82     239,918,680.82
 32 Original Pre-Funding Account Balance                                 0.00               0.00
 33 Initial Overcollateralization                                8,457,339.93       8,457,339.93
 34 Realized Losses, LTD                                                 0.00               0.00
 35 Carryforward Amount                                                  0.00               0.00
 36 Aggregate Unpaid Principal Balance of Delinquent
      Loans Repurchased per Sec. 5.11                                    0.00               0.00
                                                               --------------------------------------------------
 37 Opening Class Principal Balance                            231,461,340.89     231,461,340.89
 38       Pool Factor per Loan Balance                             95.9674723%        95.9674723%
 39       Pool Factor per Class Balance                           100.0000000%       100.0000000%
 40 Excess Spread                                                        0.00                              0.00
 41 Additional Principal due Class A                               842,146.90         842,146.90
 42 Cross Collateral Deposit                                             0.00               0.00
 43 Cross Collateral Withdrawal                                          0.00               0.00           0.00
 44 Interest Remittance                                          1,069,303.17       1,069,303.17
 45 Available Funds Cap Carry Forward                                    0.00               0.00
          Distribution (see schedule C)

    PRINCIPAL REDUCTIONS:

 48       Prepayments - Number                                             34                 34
 49       Prepayments - Dollar                                   4,056,731.87       4,056,731.87
 50       Delinquent Loans Repurchased - Number                             0                  0
 51       Delinquent Loans Repurchased - Dollar                          0.00               0.00
 52       Net Liquidation Proceeds                                       0.00               0.00
 53       Curtailments                                             100,069.21         100,069.21
 54       Normal and Excess Payments                               106,212.12         106,212.12
 55       Pre-Funding Account Transfer                                   0.00               0.00
                                                               --------------------------------------------------
 56 Total Principal Remittance                                   4,263,013.20       4,263,013.20
 57 Additional Principal Reduction                                 842,146.90         842,146.90
                                                               --------------------------------------------------
 58 Total Remittance                                             6,174,463.27       6,174,463.27           0.00
                                                               ==================================================
 59 Carryforward Amount                                                  0.00
 60 Current Month Realized Loss - Number                                     0                                 0
 61 Current Month Realized Loss - Dollar                                 0.00                              0.00

    CLASS PRINCIPAL BALANCE - EOM

 62       Number of Loans                                    #            2310
 63 Closing Loan Balance                                       235,655,667.62     235,655,667.62
 64 Pre-Funding Account Balance                                          0.00               0.00
 65 Additional Principal Reduction, LTD                          9,299,486.83       9,299,486.83
 66 Realized Losses, LTD                                                 0.00               0.00
 67 Carryforward Amount                                                  0.00               0.00
 68 Aggregate Unpaid Principal Balance of Delinquent
      Loans Repurchased per Sec. 5.11                                    0.00               0.00
                                                               --------------------------------------------------
 69 Closing Class Principal Balance                            226,356,180.79     226,356,180.79
 70       Pool Factor per Loan Balance                             94.2622670%        94.2622670%
 71       Pool Factor per Class Balance                            90.5424723%        90.5424723%
   ==============================================================================================================

                                            ALLIANCE FUNDING COMPANY
                                    BY SUPERIOR BANK - FSB SERVICING DIVISION
                                               DESIGNATED SERVICER
                                             SERVICER'S CERTIFICATE

                                                 1999-1 GROUP 2

                     IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT
                                          DATED AS OF FEBRUARY 1, 1999,
                          SUPERIOR BANK - FSB SERVICING DIVISION REPORTS THE FOLLOWING
                                 INFORMATION PERTAINING TO SERIES 1999-1 GROUP 2
                                    FOR AUGUST 25, 1999, THE REMITTANCE DATE.

                                        DUE PERIOD ENDED: AUGUST 1, 1999
   ==============================================================================================================

                                                                 TOTAL            CLASS A1
                                                           --------------     ---------------
 72 Weighted Note Rate--This Remittance:                     10.39876%
 73 Weighted Note Rate--Next Remittance:                     10.41630%

 74 Available Cap Carry Forward Amount--This Remittance:            0.00
                          (see schedule C)

 75 Pass-Through Rate:                                       5.54375%            5.54375%

 76 Related Remittance Period:                               26-Jul-99             thru              24-Aug-99
 77 Days in Related Period:                                     30

 78 Weighted Average Remaining Term                           352.49

 79 Original Pool--Principal Balance                       156,587,131.22      156,587,131.22
 80 Original Pool--Pre-Funding Account Balance              97,477,909.43       97,477,909.43
 81 Original Pool--Initial Overcollateralization             4,065,040.65        4,065,040.65
                                                           ----------------------------------
 82 Original Pool--Class Principal Balance                 250,000,000.00      250,000,000.00
 83 Original Pool--Number of Loans                            1490

    -------------------------------------------------------------------------------------------------------------

    CLASS A OVERCOLLATERALIZATION RECONCILIATION
                                                           Beginning of Month     Current Month     End of Month
                                                           ------------------------------------------------------
 84 Initial Overcollateralization                                 8,457,339.93        842,146.90     9,299,486.83
 85 Cross Collateral Deposits, LTD                                        0.00              0.00             0.00
 86 Less: Realized Losses, LTD                                            0.00              0.00             0.00
                                                           ------------------------------------------------------
 87 Overcollateralization of Principal                            8,457,339.93        842,146.90     9,299,486.83
                                                           ======================================================

 88 Base Overcollateralization Requirement                                                          13,846,544.72
 89 Required Overcollateralization                                                                  13,846,544.72


    CURRENT MONTH SUBORDINATED AMOUNT                      Beginning of Month     Current Month     End of Month
                                                           -------------------    --------------    -------------
 90 Original Subordinated Amount                                 30,360,772.36         N/A          30,360,772.36
 91 Less: Cumulative Realized Losses                                      0.00              0.00             0.00
 92 Plus: Cumulative Additional Proceeds                                  0.00              0.00             0.00
                                                           ------------------------------------------------------
 93 Current Subordinated Amount                                  30,360,772.36                      30,360,772.36
                                                           ======================================================

    NONRECOVERABLE ADVANCE RECONCILIATION

 94 Beginning of Month                                                    0.00
 95 Current Month Nonrecoverable Advance                                  0.00
 96 Less: Current Month Reimbursement                                     0.00
                                                           -------------------
 97 End of Month                                                          0.00
                                                           ===================
   ==============================================================================================================

                            ALLIANCE FUNDING COMPANY
                   BY SUPERIOR BANK - FSB SERVICING DIVISION
                              DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE

                                 1999-1 GROUP 2

     IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT
                          DATED AS OF FEBRUARY 1, 1999
          SUPERIOR BANK - FSB SERVICING DIVISION REPORTS THE FOLLOWING
                 INFORMATION PERTAINING TO SERIES 1999-1 GROUP 2
                    FOR AUGUST 25, 1999, THE REMITTANCE DATE.

                        DUE PERIOD ENDED: AUGUST 1, 1999
   =============================================================================
                                                                      CLASS
                                                  TOTAL                 A1
                                             ---------------     ---------------

 98 Total Class Principal - Original Pool    $250,000,000.00     $250,000,000.00
 99 Interest Remittance Amount                  1,069,303.17        1,069,303.17
100 Interest Rate Factor / 1000                     4.277213            4.277213

101 Total Principal Collections                 4,263,013.20        4,263,013.20
102 Prefunding Account Transfer                         0.00                0.00
103 Additional Principal Reduction                842,146.90          842,146.90
                                             -----------------------------------
104 Principal Remittance Amount                 5,105,160.10        5,105,160.10
105 Principal Payment Factor/1000                  20.420640           20.420640
106 Principal Factor                              905.424723          905.424723

107 Prior Month Principal Factor                  925.845363          925.845363
   =============================================================================